united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 7/31

Date of reporting period: 1/31/16

Item 1. Reports to Stockholders.

Changing Parameters Fund

Semi-Annual Report
January 31, 2016

Investor Information: 1-866-618-3456

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Changing Parameters Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC Member FINRA

Changing Parameters Fund

Shareholders’ Letter

January 31, 2016

The Changing Parameters Fund (the “Fund”), a series of the Northern Lights Trust, began trading on October 2, 2006. The strategy of the Fund is to enter the market when our proprietary models indicate a suitable uptrend in one or more bond market sectors. When the models no longer indicate an uptrend, the Fund seeks to be defensive and moves into shorter-duration sectors of the bond market and/or money market instruments.

The Fund’s returns for the 6-month period ended January 31, 2016 were slightly negative. Dramatically declining oil prices, increased market volatility, and generally downtrending equity markets were the norm for the period.

For the Fund, gains in a high yield municipal bond fund position were not enough to offset losses in other bond positions held for some of this same period. All positions were consistent with the Fund’s overall investment strategy. The Fund’s opening and closing share prices for the period were $9.63 and $9.31, respectively. A distribution of $0.141 a share was made in December, for a total return of -1.86%. For this same period, the Barclays Capital U.S. Aggregate Bond Index was up less than two percent.

As always, Fund management emphasized safety and sought to reduce sudden downward moves, of which there were many over the 6-month period ended January 31, 2016. The media is reporting on the slowing economy in China, and concerns about the Federal Reserve being maybe too aggressive in raising interest rates last year. The value of oil has dropped dramatically, the impact of which is being felt across the industry and within larger markets in general. However, while declining markets are bad news for “buy and hold” investors who need new market highs to make money, our investment approach is strategic about when to be in the market. In so doing, we strive to minimize the Fund’s exposure during declining markets and to deploy assets when those same markets show signs of growth. Moreover, market sell-offs create potential for growth. The larger the market correction, the more upside potential for investment gain when the correction is over. It is not clear when the market bottom and recovery will occur, but we are confident that the Fund is prepared for it when it does.

Howard Smith	David Levenson
Fund Manager	Fund Manager

The Barclays Capital U.S. Aggregate Bond Index is a broad-based index often used to represent investment-grade bonds traded in the United States. Index returns do not reflect a deduction for fees, expenses, or taxes. Investors cannot invest directly in an index.

The data quoted above represents past performance and does not indicate future returns. The value of an investment in the Fund and the return on investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost. Total return is calculated assuming reinvestment of all dividends. For more performance numbers current to the most recent month-end please call 1-650-327-7705.

Before investing, please read the Fund’s prospectus and shareholder reports to learn about its investment strategy and potential risks. Mutual fund investing involves risk, including loss of principal. An investor should also consider the Fund’s investment objective, risks, charges and expenses carefully before investing. This and other information about the Fund is contained in the Fund’s prospectus. To obtain an additional copy of the prospectus call 1-650-327-7705. Please read the prospectus carefully before investing. The Changing Parameters Fund is offered through Northern Lights Distributors, LLC, member FINRA/SIPC ..

Review Code: 7064-NLD-2/26/2016

Changing Parameters Fund
PORTFOLIO REVIEW (Unaudited)

The Fund’s Performance figures for the period ended January 31, 2016, compared to its benchmark:

Returns greater than one year are annualized
	Six Months	One Year	Three Years	Five Years	Since Inception*
Changing Parameters Fund	(1.86)%	(1.96)%	0.77%	2.22%	1.80%
Barclays Capital U.S. Aggregate Bond Index	1.33%	(0.16)%	2.14%	3.51%	4.66%

*	The Fund commenced operations on October 2, 2006.

The Barclays Capital U.S. Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. Municipal bonds and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues. The index includes Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in U.S. Unlike a mutual fund, an index does not reflect any trading costs or management fees. Investors cannot directly invest in an index.

The Fund’s total annual operating expense, including underlying funds, is 2.50%, per the November 30, 2015 prospectus. Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. For performance information current to the most recent month-end, please call 1-866-618-3456.

PORTFOLIO COMPOSITION as of January 31, 2016 (Unaudited)

% of Net
Assets
Short-Term Investment	77.5%
Mutual Fund	15.8%
Other Assets and Liabilities	6.7%
Net Assets	100.0%

Please refer to the Portfolio of Investments in this Semi-Annual report for a detailed analysis of the Fund’s holdings.

Changing Parameters Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
January 31, 2016

Shares		Value
	MUTUAL FUND - 15.8%
	DEBT FUND - 15.8%
764,318	Nuveen High Yield Municipal Bond Fund (Cost $12,709,368)	$13,161,564

	SHORT-TERM INVESTMENT - 77.5%
	MONEY MARKET FUND - 77.5%
64,520,029	Federated Government Obligations Fund	64,520,029
	Institutional Class, 0.19%+ ($64,520,029)

	TOTAL INVESTMENTS - 93.3% (Cost $77,229,397) (a)	$77,681,593
	OTHER ASSETS LESS LIABILITIES - 6.7%	5,540,059
	NET ASSETS - 100.0%	$83,221,652

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $77,358,056 and differs from value by net unrealized appreciation of securities as follows:

Unrealized Appreciation:	$452,196
Unrealized Depreciation:	(128,659)
Net Unrealized Appreciation:	$323,537

+	Money market fund; interest rate reflects seven-day effective yield on January 31, 2016.

See accompanying notes to financial statements.

Changing Parameters Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
January 31, 2016

Assets:
Investments in Securities at Value (Identified Cost $77,229,397)	$77,681,593
Cash	10
Deposits with Broker	116,288
Dividends and Interest Receivable	55,210
Receivable for Securities Sold	5,534,374
Prepaid Expenses and Other Assets	7,729
Total Assets	83,395,204

Liabilities:
Accrued Advisory Fees	102,370
Payable for Fund Shares Redeemed	50,015
Payable to Related Parties	14,960
Other Accrued Expenses	6,207
Total Liabilities	173,552

Net Assets (Unlimited shares of no par value interest authorized; 8,941,945 shares of beneficial interest outstanding)	$83,221,652

Net Asset Value, Offering and Redemption Price Per Share
($83,221,652 / 8,941,945 shares of beneficial interest outstanding)	$9.31

Composition of Net Assets:
At January 31, 2016, Net Assets consisted of:
Paid-in-Capital	$89,625,460
Undistributed Net Investment Loss	(43,818)
Accumulated Net Realized Loss on Investments	(6,812,186)
Net Unrealized Appreciation on Investments	452,196
Net Assets	$83,221,652

See accompanying notes to financial statements.

Changing Parameters Fund
STATEMENT OF OPERATIONS (Unaudited)
For the six months ended January 31, 2016

Investment Income:
Dividend Income	$825,716
Interest Income	662
Total Investment Income	826,378

Expenses:
Investment Advisory Fees	680,516
Interest Expense	57,493
Administration Fees	48,916
Fund Accounting Fees	18,049
Transfer Agent Fees	12,032
Audit Fees	8,273
Legal Fees	8,023
Compliance Officer Fees	7,060
Custody Fees	6,151
Trustees’ Fees	6,017
Registration & Filing Fees	5,516
Printing Expenses	4,392
Miscellaneous Expenses	6,075
Total Expenses	868,513

Net Investment Loss	(42,135)

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on:
Investments	(1,984,286)
Net Realized Loss	(1,984,286)

Net Change in Unrealized Appreciation on Investments	242,576

Net Realized and Unrealized Loss on Investments	(1,741,710)

Net Decrease in Net Assets Resulting from Operations	$(1,783,845)

See accompanying notes to financial statements.

Changing Parameters Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months	Year
	Ended	Ended
	January 31, 2016	July 31, 2015
	(Unaudited)
Operations:
Net Investment Income (Loss)	$(42,135)	$1,720,112
Net Realized Loss on Investments	(1,984,286)	(3,117,550)
Distributions of Realized Gains by Underlying Investment Companies	—	35,078
Net Change in Unrealized Appreciation (Depreciation) on Investments	242,576	(851,482)
Net Decrease in Net Assets
Resulting From Operations	(1,783,845)	(2,213,842)

Distributions to Shareholders From:
Net Investment Income ($0.14 and $0.25 per share, respectively)	(1,257,452)	(2,699,596)

Beneficial Interest Transactions:
Proceeds from Shares Issued (191,398 and 870,240 shares, respectively)	1,823,272	8,486,613
Distributions Reinvested (135,064 and 280,331 shares, respectively)	1,257,447	2,699,587
Cost of Shares Redeemed ((1,252,457) and (3,041,152) shares, respectively)	(11,884,180)	(29,811,193)
Net Decrease in Net Assets
Resulting From Beneficial Interest Transactions	(8,803,461)	(18,624,993)

Net Decrease in Net Assets	(11,844,758)	(23,538,431)

Net Assets:
Beginning of Period	95,066,410	118,604,841
End of Period	$83,221,652	$95,066,410

Undistributed Net Investment Income (loss) at End of Period	$(43,818)	$1,255,769

See accompanying notes to financial statements.

Changing Parameters Fund
STATEMENT OF CASH FLOWS (Unaudited)
For the Six Months Ended January 31, 2016

Cash flows from operating activities:
Net decrease in net assets resulting from operations	$(1,783,845)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Purchases of Long-Term Portfolio Investments	(182,567,533)
Proceeds from Sale of Long-Term Portfolio Investments	183,879,376
Net short term purchases	17,970,718

Net realized loss on investments	1,984,286
Change in unrealized depreciation on investments	(242,576)

Changes in assets and liabilities:
(Increase)/Decrease in assets:
Receivable for Securities Sold	(5,534,374)
Dividends and Interest Receivable	18,148
Deposits with Broker	138
Prepaid Expenses and Other Assets	5,202
Increase/(Decrease) in liabilities:
Investment Advisory Fees Payable	(19,583)
Payable for Securities Purchased	(3,646,647)
Fees Payable to Related Parties	(6,987)
Other Accrued Expenses	(27,415)
Net cash provided by operating activities	10,028,908

Cash flows from financing activities:
Proceeds from Shares Issued	1,823,272
Payment on shares redeemed	(11,852,165)
Cash distributions paid to Shareholders, net of reinvestments	(5)
Net cash used for financing activities	(10,028,898)

Net increase (decrease) in cash	10
Cash at beginning of period	—
Cash at end of period	$10

Supplemental disclosure of non-cash activity:
Noncash financing activities not included above consists of reinvestment of distributions	$1,257,447

See accompanying notes to financial statements.

Changing Parameters Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Six Months		Year		Year		Year	Year		Year
	Ended		Ended		Ended		Ended	Ended		Ended
	January 31, 2016		July 31, 2015		July 31, 2014		July 31, 2013	July 31, 2012		July 31, 2011
	(Unaudited)
Net Asset Value, Beginning of Period	$9.63		$10.09		$9.85		$9.66	$9.50		$9.33
Increase (Decrease) From Operations:
Net investment income (loss) (a)	(0.00	) (k)	0.16		0.27		0.32	0.25		0.32
Net gain (loss) from investments, securities sold short and futures contracts (both realized and unrealized)	(0.18)		(0.37)		0.24		0.22	0.15		0.03
Total from operations	(0.18)		(0.21)		0.51		0.54	0.40		0.35

Less Distributions:
From net investment income	(0.14)		(0.25)		(0.27)		(0.35)	(0.24)		(0.18)
Total Distributions	(0.14)		(0.25)		(0.27)		(0.35)	(0.24)		(0.18)

Net Asset Value, End of Period	$9.31		$9.63		$10.09		$9.85	$9.66		$9.50

Total Return (b)	(1.86	)% (j)	(2.03)%		5.25%		5.66%	4.40%		3.77%

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$83,222		$95,066		$118,605		$121,351	$98,953		$104,492
Ratio to average net assets:
Expenses (c)	1.90	% (h)(i)	1.93	% (g)	1.79	% (f)	1.75%	1.78	% (e)	1.77%
Net investment income (loss) (c)(d)	(0.09	)% (h)(i)	1.61	% (g)	2.76	% (f)	3.27%	2.69	% (e)	3.33%
Portfolio turnover rate	600	% (j)	734%		247%		278%	366%		303%

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

(c)	Does not include the expenses of the investment companies in which the Fund invests.

(d)	The recognition of investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	The ratios include 0.01% for the year ended July 31, 2012 attributed to dividends on securities sold short.

(f)	Includes 0.03% for the year ended July 31, 2014 attributed to interest expense and line of credit fees.

(g)	Includes 0.17% for the year ended July 31, 2015 attributed to interest expense and line of credit fees.

(h)	Includes 0.06% for the year ended January 31, 2016 attributed to interest expense and line of credit fees.

(i)	Annualized.

(j)	Not Annualized.

(k)	Less than $0.01

See accompanying notes to financial statements.

Changing Parameters Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)
January 31, 2016

1.	ORGANIZATION

The Changing Parameters Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2005. The Trust is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company. The investment objective of the Fund is total return. The Fund commenced operations on October 2, 2006.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurance that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Changing Parameters Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
January 31, 2016

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Changing Parameters Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
January 31, 2016

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of January 31, 2016 for the Fund’s assets measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Mutual Fund	$13,161,564	—	—	$13,161,564
Short-Term Investment	64,520,029	—	—	64,520,029
Total	$77,681,593	$—	$—	$77,681,593

*	Refer to the Portfolio of Investments for security classifications.

The Fund did not hold any Level 2 or Level 3 securities during the period. There were no transfers between Level 1 & Level 2 during the period. It is the Fund’s policy to recognize transfers into and out of Level 1, Level 2 and Level 3 at the end of the reporting period.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although a potential lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Realized gains and losses from sales of securities are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

Credit Facility – The Fund has entered into a revolving line of credit agreement with Huntington National Bank for investment purposes subject to the limitations of the 1940 Act for borrowings. The maximum amount of borrowing allowed under the agreement is the lesser of $32,100,000 or 30% of the Fund’s daily net assets. The Fund will be charged an annual commitment fee of 0.125% of the daily unused portion of the line for this agreement. In addition, the Fund was charged an origination fee of $45,000 to renew the line. Borrowings under this agreement bear interest at a rate equal to the London Interbank Offered Rate plus 1.25%, per annum, on the principal balance outstanding. During the six months ended January 31, 2016, the Fund incurred $57,493 of interest expense related to the borrowings. Average borrowings and the average interest rate during the six months ended January 31, 2016 were $12,778,250 and 1.45%, respectively. The largest outstanding borrowing during the six months ended January 31, 2016 was $16,234,365. As of January 31, 2016, the Fund had $0 outstanding borrowings.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Fund intends to comply with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provisions are required.

Changing Parameters Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
January 31, 2016

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken by the Fund on returns filed for open tax years (2012 - 2014), or expected to be taken in the Fund’s 2015 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions to Shareholders – Distributions from investment income and net realized capital gains, if any, are declared and paid at least annually and are recorded on the ex-dividend date. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment. Temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Fund.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – Changing Parameters, LLC serves as the Fund’s investment adviser (the “Adviser”). Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund (the “Advisory Agreement”), the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of 1.50% of the average daily net assets of the Fund. For the six months ended January 31, 2016, the Adviser earned fees of $680,516.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”). The Trust has adopted, on behalf of the Fund, the Trust’s Master Distribution and Shareholder Servicing Agreement pursuant to Rule 12b-1 under the 1940 Act (the “Plan”), as amended, to pay for certain distribution activities and shareholder services. Under the Plan, the Fund may pay up to 0.25% per year of its average daily net assets for such distribution and shareholder service activities. The Plan has not been activated by the Fund and the Fund has no present intention to activate the Plan. During the six months ended January 31, 2016, no fees were accrued under the Plan.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. A Trustee and certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Trust for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Changing Parameters Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
January 31, 2016

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities and U.S. Government securities, for the six months ended January 31, 2016, amounted to $182,650,028 and $183,879,376, respectively.

5.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Fund currently invests a portion of its assets in the Federated Government Obligations Fund (“GOIXX”). GOIXX is a money market fund and is registered under the 1940 Act, as an open-end management investment company. The Fund may redeem its investment in GOIXX at any time if the Adviser determines that it is in the best interest of the Fund and its shareholders to do so. The performance of the Fund may be directly affected by the performance of short-term U.S. Treasury and government securities. The financial statements of the GOIXX, including the portfolio of investments, can be found at GOIXX website, www.federatedinvestors.com or the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of January 31, 2016, the percentage of the Fund’s net assets invested in GOIXX was 77.5%.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended July 31, 2015 and July 31, 2014 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	July 31, 2015	July 31, 2014
Ordinary Income	$2,699,596	$3,072,058
	$2,699,596	$3,072,058

As of July 31, 2015, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$1,255,769	$—	$(1,794,043)	$(2,905,198)	$—	$80,961	$(3,362,511)

The difference between book basis and tax basis accumulated net realized loss, and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $1,794,043.

At July 31, 2015, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Short-Term	Long-Term	Total	Expiration
$1,559,848	$—	$1,559,848	7/31/2019
$1,345,350	$—	$1,345,350	Non-Expiring

Changing Parameters Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
January 31, 2016

7.	NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent).” Investment companies are permitted to measure the fair value of certain privately offered investments using the NAV per share of the investment. Measuring the fair value of an investment this way is called using the NAV practical expedient. Prior to the amendments in ASU No. 2015-07, investments valued using the NAV practical expedient were required to be categorized within the fair value hierarchy. The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Early adoption is allowed. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Changing Parameters Fund
DISCLOSURE OF FUND EXPENSES (Unaudited)
January 31, 2016

As a shareholder of the Fund you incur ongoing costs, including management fees and other Fund operating expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

The example is based on an investment of $1,000 invested and held for the entire period from August 1, 2015 through January 31, 2016.

Actual Expenses: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes: The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning
	Account	Ending	Expenses Paid
	Value	Account Value	During the Period
	(8/1/15)	(1/31/16)	(8/1/15 to 1/31/16)
Actual	$1,000.00	$ 981.40	$9.46
Hypothetical
(5% return before expenses)	$1,000.00	$ 1,015.38	$9.63

*	Expenses paid during the period are equal to the Fund’s annualized expense ratio of 1.90%, multiplied by the average account value over the period, multiplied by 184 days and divided by 366 (to reflect the number of days in the six-month period ended January 31, 2016).

Changing Parameters Fund
SUPPLEMENTAL INFORMATION (Unaudited)
January 31, 2016

Changing Parameters Fund* (Adviser- Changing Parameters LLC)

In connection with the regular meeting held on August 12 and 13, 2014 the Board of Trustees (the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of an investment advisory agreement by and among Changing Parameters LLC (“CP LLC”) and the Trust, with respect to Changing Parameters Fund (the “Fund”). In considering the approval of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent & Quality of Services. The Trustees noted that CP LLC was founded in 2004 and is currently managing approximately $147 million in assets primarily providing investment management services for two mutual funds. The Board reviewed the background information on the key investment personnel responsible for servicing the Fund a and noted the transition of retired Co-Fund Portfolio Manager Robert Levenson to his son David Levenson effective January 2014. The Trustees considered that David Levenson has been with the adviser since its founding in 2004 and is intimate with the Fund’s operations and implementation and maintenance of the strategies since that time, to which the Board confirmed its satisfaction. They discussed the other Co-Fund Portfolio Manager, Howard Smith, whom the Board knows well and noted their satisfaction with, and who has been with the adviser since its founding in 2004 and has extensive financial industry experience from previous positions held at a major financial services firm and at CP LLC. The Board further noted that one of the firm’s principal owners, who retired in 2010 from active management, will be selling her ownership interests to Howard Smith who will become sole shareholder of the company following the transaction. The Board discussed the transition in depth and agreed these changes will not have any negative impact on the adviser’s ability to operate and service the Fund effectively. The Board reaffirmed that the adviser has access to a staff of dedicated financial professionals providing various levels of support and management services to the Fund including trading model development, market research, business development, client service, compliance, and trade execution. They noted positively that the adviser utilizes a variety of computer based proprietary algorithms, developed and maintained by the adviser, to make its investment decisions generally based on principles of momentum within the markets. While not all strategy risk can be eliminated, the Board reviewed the adviser’s approach to interest rate and leverage risk and was satisfied that it shortens the duration of the mutual funds and ETFs that it holds, focusing more on sectors of the bond market that fare better in rising interest rate environments and how they limit the use of leverage to when a majority if a sectors quantitative investment models generate buy signals. The Trustees further considered that with a dedicated compliance staff, the adviser monitors compliance with the Fund’s investment limitations by using pre and post trade checklists along with using monthly and quarterly checklists to monitor trading activity. An additional due diligence process the Board considered positive was that each month the adviser reviews and tests one section of its compliance manual to ensure effectiveness. The Trustees noted that the adviser reported no material compliance or litigation issues also noting that shareholders of the Fund are also direct clients of the adviser benefiting from additional financial services with no additional charges.

Changing Parameters Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
January 31, 2016

The Board expressed its overall satisfaction with the CP LLC organization, strong compliance culture, and its high client retention rate. Upon reviewing and discussing the changes taking place, the Board concluded that they see no reason why the Fund will not continue to benefit from high quality service, which will also benefit the shareholders.

Performance. The Trustees noted that the Fund is currently rated as a “2 Star” fund by Morningstar, and ranks in the 66th percentile for the one year ended August 6, 2014. They noted that, when looking at the Fund’s performance statistics over the last 3 years compared to the last five years, the adviser has improved performance in a meaningful amount. Over the five year timeframe, they further noted, the Fund lagged the Barclays Aggregate Bond Index benchmark, the Morningstar Multisector Bond category, the Barclays Capital Credit Bond Index, and the adviser’s selected peer group. The Trustees considered, however, that in the last three years the Fund has outperformed the Barclays Aggregate Bond Index and its peer group, and has also improved its Alpha generation. They discussed that the Fund’s Alpha has beaten the Morningstar category average with Alpha of 3.94% compared to 3.39%. The Trustees noted that the Fund has also improved its sharpe ratio from 0.75% to 1.89%, and this improvement can be attributed to its better upside capture while continuing its low downside capture and reduced standard deviation while maintaining reasonable returns. The Trustees agreed that the adviser has shown the ability to improve performance and that it has the ability to provide reasonable performance in the future.

Fees and Expenses. The Trustees noted the adviser charges an advisory fee of 1.50% with an average net expense ratio of 1.75%. They compared the fee to the peer group average (0.64%) and Morningstar category average (0.57%) noting the fee is higher than any of the funds in the peer group and as high as the highest fund in the Morningstar category. The Trustees noted favorably the competitiveness of the fee relative to the fees charged by the adviser to its other clients. The Trustees considered that the portfolio has high turnover, indicating an active strategy and adviser described “dynamic management”, which may support the higher advisory fee. They further considered the size of peer group funds noting that many are well established mutual fund complexes with national reach, that are on average much larger than the size of the Fund, and may have infrastructure that may permit them to realize significant economies not yet available to the Fund. The Trustees concluded that the fee is not unreasonable.

Economies of Scale. The Trustees noted the absence of breakpoints, but considered, given the size of the Fund, breakpoints are not realistic at this time. They noted that the adviser has indicated its willingness to discuss the matter with the Board as the Fund grow, and its scale and profitability increase. The Trustees noted that economies do not appear to have been reached at this time, and agreed that the matter of economies of scale would be revisited if the size of the Fund materially increases.

Profitability. The Trustees considered the profitability analysis provided by the adviser and noted the adviser realized a net loss in connection with its relationship with the Fund. The Trustees concluded that the adviser’s level of profitability from its relationship with the Fund is not excessive.

Conclusion. Having requested and received such information from the adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that approval of the Advisory Agreements is in the best interests of the shareholders of Changing Parameters.

Changing Parameters Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
January 31, 2016

*	Due to timing of the contract approval schedule, these deliberations may or may not relate to the current performance results of the Fund.

At a Special Meeting of Shareholders of the Trust, held at the offices of Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on Thursday, November 20, 2014, Trust shareholders of record as of the close of business on October 8, 2014 voted to approve the following proposal:

Proposal 1: To approve a new Investment Advisory Agreement.

Shares Voted	Shares Voted	Shares Voted
In Favor	Against	Abstentions
7,040,699	0	4,546,334

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

Investment Adviser

Changing Parameters, LLC

250 Oak Grove Avenue, Suite A

Menlo Park, CA 94025

Administrator

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, NY 11788

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-866-618-3456 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC -0330). The information on Form N-Q is available without charge, upon request, by calling 1-866-618-3456.

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Anthony J. Hertl and Mark H. Taylor is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 4/8/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 4/8/16

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Financial Officer/ Treasurer

Date 4/8/16